UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
April 25, 2023
Date of Report (Date of earliest event reported)

AZZ Inc.
(Exact name of Registrant as specified in its charter)

Texas	1-12777	75-0948250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Museum Place, Suite 500
3100 West 7th Street
Fort Worth, Texas 76107
(Address of principal executive offices) (Zip Code)
(817) 810-0095
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AZZ	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 25, 2023, AZZ Inc. ("AZZ") issued a press release reporting AZZ’s fourth quarter financial results for the period ended February 28, 2023. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. Nor shall the information in this Current Report be incorporated by reference in any other filing with the U.S. Securities and Exchange Commission made by AZZ, whether made before or after the date hereof, unless specifically identified therein as being incorporated therein by reference in such filing.

Item 7.01 Regulation FD Disclosure.

On April 25, 2023, AZZ also posted an investor presentation to its website at https://www.azz.com/investor-relations. A copy of the investor presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.2) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. Nor shall the information in this Current Report be incorporated by reference in any other filing with the U.S. Securities and Exchange Commission made by AZZ, whether made before or after the date hereof, unless specifically identified there as being incorporated therein by reference in such filing.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this report.

Exhibit	Description
99.1	Press release, reporting financial results for the fourth quarter of fiscal year 2023, ended February 28, 2023.
99.2	Investor Presentation, dated April 25, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ Inc.

Date:	April 25, 2023	By:	/s/ Philip A. Schlom
Philip A. Schlom Chief Financial Officer